UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 4, 2017

(Date of earliest event reported)

Ooma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37493	06-1713274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1880 Embarcadero Road

Palo Alto, CA 94303

(Address of principal executive offices, including zip code)

(650) 566-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

On October 4, 2017, a Sublease Agreement (the “Sublease”) between Ooma, Inc. (“Ooma”), and Fiserv Solutions, LLC (“Fiserv”) became effective. The Sublease relates to the sublease by Fiserv to Ooma of approximately 33,407 square feet of rentable office space located at 525 Almanor Avenue, Sunnyvale, California (the “Sunnyvale Premises”). The effectiveness of the Sublease and commencement of its term was conditioned on obtaining the consent of 525 Almanor LLC (the “Landlord”). The term of the Sublease expires on November 30, 2019 (the “Sublease Term”).

Monthly base rent under the Sublease is approximately $58,500 for the first year of the term, subject to increases of approximately 3% annually on November of each year of the Sublease Term. No rent is payable for the first three months of the Sublease Term. In addition to the base rent, Ooma is responsible for its pro rata share of building operating expenses, calculated with reference to the rentable square feet of the Sunnyvale Premises.

The Sublease is subject and subordinate to Fiserv’s lease of the Sunnyvale Premises from the Landlord, pursuant to a lease agreement between the Landlord and Fiserv dated as of July 20, 2012 (the “Master Lease”). The Sublease contains customary default provisions allowing Fiserv to terminate the Sublease if Ooma fails to cure a breach of any of its obligations within specified time periods. Ooma may not assign the Sublease or sublet all or any part of the Sunnyvale Premises without the prior written consent of the Landlord and Fiserv.

A copy of the Sublease is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the terms and conditions of the Sublease is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Sublease Agreement, dated as of September 12, 2017 by and among the Company and Fiserv Solutions, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OOMA, INC.

Date: October 10, 2017	By:	/s/ Spencer D. Jackson
Name: Spencer D. Jackson
Title: Vice President, General Counsel and Secretary